UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          February 12, 2008

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2008, the Board of Directors (“Board”) of Impac Mortgage Holdings, Inc. (the “Company”) appointed Todd Taylor as Interim Chief Financial Officer effective immediately.

Mr. Taylor has served as the Chief Accounting Officer of Impac Mortgage Holdings, Inc. from October 2007 until February 2008. Mr. Taylor joined Impac Mortgage Holdings, Inc. in October 2004 as the Senior Vice President, Controller and served in this position until he was promoted to Chief Accounting Officer in October 2007. Prior to joining Impac Mortgage Holdings, Inc., Mr. Taylor served as the Chief Financial Officer and Secretary for Primal Solutions, Inc. from August 2003 until October 2004. From October 2000 to August 2003, Mr. Taylor served as the Controller of Primal Solutions, Inc. Mr. Taylor earned his Business Administration degree from California State University at Fullerton, and is a certified public accountant.

Mr. Taylor does not have any family relationships with any of the Company’s executive officers or directors nr any transactions reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, on February 12, 2008, the Board granted Mr. Taylor options to purchase 250,000 shares of the Company’s common stock at an exercise price of $1.33 per share. All of the options vest two years from the date of grant and expire five years from the date of grant. Furthermore, Mr. Taylor’s annual salary was increased to $280,000 per year.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2008, the Board of Directors the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), with respect to the time and date of the Annual Meeting of stockholders of the Company. Article II, Section 2 of the Bylaws was deleted in its entirety and replaced with a new Article II, Section 2 pursuant to the Amendment.

Previously, Article II, Section 2 stated that the time and date of the Annual Meeting of stockholder shall be within a 31 day period commencing on June 1, 2006, a 31 day period commencing on May 1, 2007, a 31 day period commencing on April 1, 2008, and a 31 day period commencing on April 1st each year thereafter. As amended, Article II, Section 2 now states that the time and date of the Annual Meeting shall be within a 31 day period commencing on June 1 of each year thereafter.

The Amendment is effective as of February 12, 2008. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.2(e) hereto and is incorporated herein by reference.

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Item 9.01     Financial Statements and Exhibits.

List below is the exhibit filed as a part of this report.

Exhibit
No.	Description
3.2	Bylaws of the Company, as amended and restated (incorporated by reference to the corresponding exhibit number of the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 1998).

3.2(a)
Amendment to Bylaws of the Company (incorporated by reference to exhibit 3.2(a) of the Company’s Registration Statement of Form S-3 (File No. 333-111517) filed with the Securities and Exchange Commission on December 23, 2003).

3.2(b)	Second Amendment to Bylaws of the Company (incorporated by reference to Exhibit 3.2(b) of the Company’s Form 8-K, filed with the Securities and Exchange Commission on April 1, 2005).

3.2(c)	Third Amendment to Bylaws of the Company (incorporated by reference to Exhibit 3.2(c) of the Company’s Form 8-K, filed with the Securities and Exchange Commission on March 29, 2006).

3.2(d)	Amendment No. 4 to Bylaws of the Company (incorporated by reference to Exhibit 3.2 of the Company’s Form 8-K, filed with the Securities and Exchange Commission on December 4, 2007).

3.2(e)	Amendment No. 5 to Bylaws of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: February 13, 2008	By:	/s/ Ron Morrison
Name: Ron Morrison Title: Executive Vice President and General Counsel

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